UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

March 8, 2021
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 8.01 OTHER EVENTS
On March 8, 2021, the Company issued a press release announcing the commencement of cash tender offers (each, a “Tender Offer” and together, the “Tender Offers”) of up to $375,000,000 aggregate principal amount of its outstanding 4.625% Notes due 2024 (the “4.625% Notes”), 4.700% Notes due 2023 (the “4.700% Notes”) and 3.875% Notes due 2022 (the “3.875% Notes” and, together with the 4.625% Notes and the 4.700% Notes, the “Notes”). A copy of the press release announcing the Tender Offers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
This Current Report on Form 8-K, including the press release incorporated by reference, is neither an offer to sell nor a solicitation of offers to buy any Notes. The Tender Offers are being made only pursuant to the offer to purchase of the Company, dated March 8, 2021. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press release of Pitney Bowes Inc., dated March 8, 2021.
(104)	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

This document includes a number of “forward-looking statements”. Any forward-looking statements contained in this document may change based on various factors. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Words such as “estimate,” “target,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend” and similar expressions may identify such forward-looking statements.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition, results of operations and forward-looking statements are subject to change and to inherent risks and uncertainties, as disclosed or incorporated by reference in our filings with the SEC. In particular, the uncertainty around the severity, magnitude and duration of the COVID-19 pandemic (COVID-19), including governments’ responses to COVID-19, the efficacy and availability of a vaccine, its continuing impact on our operations, employees, the availability and cost of labor and transportation, global supply chain and demand across our and our clients’ businesses, as well as any deterioration or instability in global macroeconomic conditions, could cause our actual results to differ than those expressed in any forward-looking statement. Other factors which could cause future financial performance to differ materially from the expectations, and which may also be exacerbated by COVID-19 or a negative change in the economy, include, without limitation: declining physical mail volumes; changes in postal regulations or operations, or the financial health of posts, in the U.S. or other major markets or the loss of, or significant changes to the broader postal or shipping industry; changes in our contractual relationships with the United States Postal Service (USPS) or USPS’ performance under those contracts; our ability to continue to grow and manage volumes, gain additional economies of scale and improve profitability within our Commerce Services group; changes in labor and transportation availability and costs; third-party suppliers’ ability to provide products and services required by us and our clients; competitive factors, including pricing pressures, technological developments and the introduction of new products and services by competitors; the loss of some of our larger clients in our Commerce Services group; expenses and potential impacts resulting from a breach of security, including cyber-attacks or other comparable events; our success at managing customer credit risk; capital market disruptions or credit rating downgrades that adversely impact our ability to access capital markets at reasonable costs; our success in developing and marketing new products and services and obtaining regulatory approvals, if required; the continued availability and security of key information technology systems and the cost to comply with information security requirements and privacy laws; changes in international trade policies, including the imposition or expansion of trade tariffs; our success at managing relationships and costs with outsource providers of certain functions and operations; changes in banking regulations or the loss of our Industrial Bank charter or changes in foreign currency exchange rates and interest rates; the United Kingdom’s exit from the European Union; intellectual property infringement claims; the use of the postal system for transmitting harmful biological agents, illegal substances or other terrorist attacks; and impact of acts of nature on the services and solutions we offer.

We undertake no obligation to publicly update or revise any forward-looking statements in this document, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements in this document speak only as of the date hereof, and forward-looking statements in documents attached or incorporated by reference speak only as of the date of those documents. Accordingly, you should not place undue reliance on the forward-looking statements contained herein. All forward-looking statements are further qualified by and should be read in conjunction with the risks and uncertainties described or referred to in Item 1A. under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated from time to time in subsequently filed Quarterly Reports on Form 10-Q, and other public filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Debbie D. Salce
Name: Debbie D. Salce
Date: March 8, 2021	Title: Vice President and Treasurer